Exhibit 99.2

NORTHFIELD BANCORP, INC. C/O BROADRIDGE P.O. BOX 1342 BRENTWOOD, NY 11717 VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on [•], 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting—Go to www.virtualshareholdermeeting.com/[•] You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE—1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on [•], 2026. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V86506-TBD KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY NORTHFIELD BANCORP, INC. The Board of Directors recommends that you vote FOR each of the following proposals: For Against Abstain 1. The approval of the Agreement and Plan of Merger, dated as of January 31, 2026, by and among Columbia Financial, Inc. (a Delaware corporation), ! ! ! Columbia Financial, Inc. (a Maryland corporation), Columbia Bank MHC and Northfield Bancorp, Inc. (the “Merger Agreement”) and the transactions contemplated thereby (the “Northfield Merger Proposal”). 2. The approval, on an advisory (non-binding) basis, of the compensation that may become payable to the named executive officers of Northfield Bancorp, ! ! ! Inc. in connection with the transactions contemplated by the Merger Agreement. 3. The approval of the adjournment of the special meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the special ! ! ! meeting to approve the Northfield Merger Proposal (the “Northfield Adjournment Proposal”). Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally, but only one signature is required. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice and Proxy Statement is available at www.proxyvote.com. V86507-TBD NORTHFIELD BANCORP, INC. Special Meeting of Stockholders [•], 2026, [•] __.m. Eastern Time Revocable Proxy This Proxy is solicited by the Board of Directors. The undersigned hereby appoints the full Board of Directors, with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of common stock of Northfield Bancorp, Inc. (the “Company”), which the undersigned is entitled to vote at the Special Meeting of Stockholders to be held virtually only at [•] __.m. (Eastern Time) on [•], 2026. You may also participate in the Special Meeting, submit questions, and vote online, until voting is closed, at [•]. The proxy committee is authorized to cast all votes to which the undersigned is entitled as follows. Should the stockholder be present virtually and elect to vote during the Special Meeting or at any adjournment thereof and after notification to the Corporate Secretary of the Company at the Special Meeting of the stockholder’s decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Corporate Secretary of the Company at the address set forth on the Notice of Special Meeting of Stockholders, or by the filing of a later proxy prior to a vote being taken on a particular proposal at the Special Meeting. THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, AND THIS FORM IS RETURNED SIGNED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT THE SPECIAL MEETING, THIS PROXY WILL BE VOTED BY THE ABOVE-NAMED PROXIES AT THE DIRECTION OF A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE SPECIAL MEETING. The stockholder acknowledges receipt from the Company prior to the execution of this proxy of the Notice of the Special Meeting and the joint proxy statement/prospectus dated [•], 2026. The Board of Directors recommends a vote “FOR” each of the listed proposals. Continued and to be signed on reverse side